SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)  July 18, 2005
                                                  -------------

                           TENGTU INTERNATIONAL CORP.
                           --------------------------
             (Exact name of registrant as specified in its charter)

Delaware                          000-29957                       77-0407366
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(State or Other                   (Commission              (I.R.S. Employer
Jurisdiction of                   File Number)             Identification No.)

                                 236 Avenue Road
                        Toronto, Ontario, Canada M5R 2J4
                        --------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                  416-963-3999
                                  ------------
              (Registrant's Telephone Number, Including Area Code)

              -----------------------------------------------------
      (Former name, address and fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

      On March 30, 2005, Tengtu International Corp. (the "Company") filed a Current Report on Form 8-K to which was inadvertently annexed as Exhibit 4.1 the wrong draft of a Certificate of Designations, Preferences and Rights of the Company's Series A Convertible Cumulative Preferred Stock (the "Certificate"). The Company is filing this Current Report on Form 8-K/A to substitute the correct draft of the Certificate as filed with the Delaware Secretary of State.

Item 9.01 Financial Statements and Exhibits.

      The following exhibit is filed as part of this Current Report:

4.1 Certificate of Designations, Preferences and Rights of Series A Convertible Cumulative Preferred Stock of Tengtu International Corp.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Tengtu International Corp.

                                             By: /s/ John Watt
                                                 -------------------------
                                                     John Watt, President

Dated: July 18, 2005